COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2017
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

30. COMMITMENTS AND CONTINGENCIES

        Capital commitments—As of December 31, 2017, the Group had executed purchase agreements of approximately RUB 33,645 million to acquire property, plant and equipment, intangible assets and costs related thereto.

        Agreement with Apple—In April 2017, the Group entered into an unconditional purchase agreement with Apple Rus LLC ("Purchase agreement") to buy 615 thousand iPhone handsets at list prices at the dates of respective purchases over a period ending June 30, 2019. Pursuant to the agreement the Group is also required to incur certain iPhone advertising and promotion costs. As of December 31, 2017 the Group made 44% of its total purchase installment contemplated by the agreement.

        Operating leases—The Group has entered into non-cancellable agreements to lease space for telecommunications equipment, offices and transmission channels, which expire in various years up to 2099. Rental expenses under the operating leases of RUB 7,705 million, RUB 7,581 million and RUB 6,093 million for the years ended December 31, 2017, 2016 and 2015, respectively, are included in selling, general and administrative expenses in the accompanying consolidated statement of profit or loss. Rental expenses under the operating leases of RUB 18,352 million, RUB 18,955 million and RUB 19,549 million for the years ended December 31, 2017, 2016 and 2015, respectively, are included in cost of services in the accompanying consolidated statement of profit or loss. Future minimum lease payments due under these leases at December 31, 2017 are as follows:

Payments due in
2018	10,000
2019	827
2020	441
2021	238
2022	201
Thereafter	3,428

Total	15,135

        Taxation—Russia and other CIS countries currently have a number of laws related to various taxes imposed by both federal and regional governmental authorities. Applicable taxes include VAT, corporate income tax (profits tax), a number of turnover-based taxes, and payroll (social) taxes. Laws related to these taxes have not been in force for significant periods, in contrast to more developed market economies; therefore, the government's implementation of these regulations is often inconsistent or non-existent. Accordingly, few precedents with regard to tax rulings have been established. Tax declarations, together with other legal compliance areas (for example, customs and currency control matters), are subject to review and investigation by a number of authorities, which are enabled by law to impose extremely severe fines, penalties and interest charges. These facts create tax risks in Russia and the CIS countries that are more significant than those typically found in countries with more developed tax systems.

        Generally, according to Russian and Ukrainian tax legislation, tax declarations remain open and subject to inspection for a period of three years following the tax year. As of December 31, 2017, tax declarations of MTS PJSC and other subsidiaries in Russia and Ukraine for the preceding three fiscal years were open for further review.

        In 2017, the Russian tax authorities completed a tax audit of MTS PJSC for the years ended December 31, 2015 and 2014. No issues that could result in additional significant charges identified.

        Pricing of goods and services provided within the Group is subject to transfer pricing rules.

        Management believes that it has adequately provided for tax liabilities in the accompanying consolidated financial statements. However, the risk remains that the relevant tax authorities could take different positions with regard to interpretive issues and the effect could be significant.

        The Group assessed the following contingent liabilities in respect of additional tax settlements:

	December 31, 2017	December 31, 2016
Contingent liabilities for additional taxes other than income tax	732	354
Contingent liabilities for additional income taxes	2,591	2,588

        Licenses—In May 2007, the Federal Service for Supervision in the Area of Communications, Information Technologies and Mass Media awarded MTS a license to provide 3G services in Russia. The 3G license was granted subject to certain capital and other commitments.

        In July 2012, the Federal Service for Supervision in the Area of Communications, Information Technologies and Mass Media allocated MTS the necessary license and frequencies to provide LTE telecommunication services in Russia. Under the terms and conditions of the LTE license, the Group is obligated to fully deploy LTE networks within seven years, commencing from January 1, 2013, and deliver LTE services in each population center with over 50,000 inhabitants in Russia by 2019. Also, the Group is obligated to invest at least RUB 15 billion annually toward the LTE roll-out until the network is fully deployed.

        In March 2015, MTS-Ukraine acquired a nationwide license for the provision of UMTS (3G) telecommunications services through an open tender. The license cost UAH 2,715 million (RUB 6,015 million at the acquisition date) and was granted for 15 years. In accordance with the terms of the license, MTS-Ukraine was required to launch UMTS services in Ukraine by October 2016, and provide coverage throughout Ukraine by April 2020.

        In accordance with the terms of the license, MTS-Ukraine also concluded agreements to convert the provided frequencies for commercial use with the Ministry of Defense of Ukraine, Ministry of Internal Affairs of Ukraine and State Service of Special Communications and Information Protection of Ukraine. For the conversion of frequencies, MTS-Ukraine paid UAH 358 million (RUB 865 million as of the payment date) in 2015 and UAH 299 million (RUB 645 million as of the payment date) in 2017, and is liable to pay UAH 232 million (RUB 476 million as of December 31, 2017) adjusted for the rate of inflation in 2018.

        Management believes that as of December 31, 2017, the Group is in compliance with conditions of the aforementioned licenses.

        Litigation—In the ordinary course of business, the Group is party to various legal, tax and customs proceedings, and subject to claims, some of which relate to developing markets and evolving fiscal and regulatory environments within MTS's markets of operation.

        In August 2017, Federal Antimonopoly Service of the Russian Federation (FAS Russia) has charged MTS with violation of antimonopoly laws in respect to establishing and maintaining monopolistically high prices for communication services in national roaming. In Febraury 2018 FAS Russia found MTS responsible for the aforementioned violation. An administrative case is expected to be initiated, which will result in an administrative fine imposed on MTS in the amount of illegally obtained income.

        The amount of illegally obtained income is determined as the difference between the amount of revenue received by MTS as a result of applying monopolistically high prices and the amount of revenue that could be received as a result of applying prices which are considered by FAS Russia reasonable.

        As there is no information regarding the level of prices that FAS Russia considers economically justified, it is not possible to make a reliable estimation of the adverse effects of the fine that will be potencially imposed.

        Potential adverse effects of economic instability and sanctions in Russia—In 2014 political and economic sanctions targeting certain Russian economic sectors were introduced by the EU, US and other countries. Sanctions were subsequently extended and there is significant uncertainty regarding the extent and timing of further sanctions. Also, Russian Ruble has materially depreciated against the U.S. Dollar and Euro and ruble interest rates have increased significantly after the Central Bank of Russia raised its key rate to 17% in December, 2014. In 2018 due to Russia's ability to remain stable amid severe external shocks Russia sovereign credit ratings were increased from "stable" to "positive". The Central Bank of Russia has gradually decreased its key rate to 7.75% as of December 31, 2017 and subsequently to 7.50% as of February 12, 2018.

        These factors resulted in a lower cost of capital and a stable rate of inflation. However, in Russia there is an uneven growth dynamics, which could have a negative impact on the Group's business including ability to obtain financing on commercially reasonable terms. Management believes it is appropriately acting to support the sustainability of the Group's business in the current circumstances. The Group has a hedging policy in place, which partly mitigated variability of cash outflows, denominated in foreign currencies.

        Political and economic crisis in Ukraine—During the year ended December 31, 2014, a deterioration in the political environment of Ukraine has led to general instability, economic deterioration and armed conflict in eastern Ukraine. In 2014 The National Bank of Ukraine ("NBU") passed a decree prohibiting Ukrainian companies to pay dividends to foreign investors. The decree was extended for a few times and its edition effective as of December 31, 2017 allows payment of dividends from the profit earned in 2014-2015, subject to certain restrictions, as well as payment of the whole amount of dividends accrued from the profit earned before 2014 that was earlier prohibited

        Furthermore, since 2014 the Group established a provision in respect of cash balances in several Ukrainian banks, whose liquidity was affected by the economic downturn. For the year ended December 31, 2015 the provision amounted to RUB 1,698 million and was included as a component of operating expenses in the accompanying consolidated statement of profit or loss.

        The Group believes that these circumstances, despite the recent improvement, combined with political and economic instability in the country, could result in further negative impact on the Group's business including financial position and results of operations.

        As of December 31, 2017, the Group held RUB 1,330 million in current accounts and deposits in Ukrainian banks.

        Anti-terror law—On July 7, 2016 a series of anti-terror laws (also known as "Yarovaya-Ozerov bundle of laws") was enacted by the signature of the President of Russia. In general terms, the laws mandate that operators store and record phone conversations, text messages of subscribers, images, sounds, video and other types of communications by telecommunications operators for defined periods of time. These requirements are to become effective starting July 1, 2018. Compliance with the laws may require the construction of additional storage, processing and indexing centers and a significant increase in the Group capital expenditures. This may adversely impact Group's financial indicators, in particular free cash flow.

        The requirements of the anti-terror laws in respect of the data storage volume are to be determined by legal acts that have not been adopted yet. The Group will estimate the potential impact of the laws on the Group's consolidated financial statements, including additional provisions, once requirements are approved and come into force.

        Investigations into former operations in Uzbekistan—In March 2014, the Group received requests for the provision of information from the United States Securities and Exchange Commission ("SEC") and the United States Department of Justice ("DOJ") relating to a currently conducted investigation of the Group's former subsidiary in Uzbekistan.

        In 2015, activities related to the Group's former operations in Uzbekistan have been referenced in a civil forfeiture complaints ("The Complaints"), filed by DOJ in the U.S. District Court, Southern District of New York (Manhattan), directed at certain assets of an unnamed Uzbek government official. The Complaints allege among other things that MTS and certain other parties made corrupt payments to the unnamed Uzbek official to assist their entering and operating in the Uzbekistan telecommunications market. The Complaints are solely directed towards assets held by the unnamed Uzbek official, and none of MTS's assets are affected by the Complaints.

        The Group continues to cooperate with these investigations. The Group, the DOJ and the SEC are having discussions about a potential resolution to allegations of non-compliance with the Foreign Corrupt Practices Act (FCPA). However, at this stage, the Group is unable to predict whether or not such discussions will result in a settled resolution to the investigations, the magnitude of any settlement, or whether there will be further developments in the investigations.